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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MAY 24, 1999
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                          TOREADOR ROYALTY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
               STATE OF DELAWARE                        0-02517                       75-0991164
(STATE OR OTHER JURISDICTION OF INCORPORATION)   (COMMISSION FILE NO.)   (IRS EMPLOYER IDENTIFICATION NO.)
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                                4809 COLE AVENUE
                                    SUITE 108
                               DALLAS, TEXAS 75205
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 369-0080

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

On its Form 8-K filed with the Securities and Exchange Commission (the "Commission") on June 1, 1999, Toreador Royalty Corporation advised the Commission that it would file the letter from PricewaterhouseCoopers LLP regarding the change in accountants as soon as possible and within ten business days of June 1, 1999. Attached hereto is the required letter from PricewaterhouseCoopers LLP.

Exhibits

16.      Letter on Change in Certifying Accountant from PricewaterhouseCoopers
                LLP, dated June 3, 1999.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TOREADOR ROYALTY CORPORATION


                                    By:    /s/ G. THOMAS GRAVES III
                                           -------------------------------------
                                    Name:  G. Thomas Graves III
                                    Title: President and Chief Executive Officer

Dated: June 4, 1999



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                                INDEX TO EXHIBITS


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
Exhibit No.                                         Description
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
    16              Letter on Change in Certifying Accountant from PricewaterhouseCoopers LLP, dated June 3, 1999.
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